UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Semiannual Report
to Shareholders

DWS Dreman Concentrated Value Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may focus its investments on certain economic sectors and also invest in a limited number of securities. This fund is nondiversified and can take larger positions in fewer companies, thereby increasing its vulnerability to any single economic, political or regulatory development. All of these factors may result in greater share price volatility and increase its overall potential risk. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.67%, 2.54%, 2.49% and 1.38% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS Dreman Concentrated Value Fund	6-Month‡	1 Year	Life of Fund*
Class A	10.64%	24.67%	15.88%
Class B	10.16%	23.75%	15.10%
Class C	10.21%	23.77%	15.14%
Institutional Class	10.85%	25.16%	16.28%
Russell 1000 Value® Index+	11.21%	25.58%	18.92%
S&P 500® Index++	10.29%	22.79%	15.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Concentrated Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS Dreman Concentrated Value Fund		1 Year	Life of Fund*
Class A	Growth of $10,000	$11,751	$12,648
	Average annual total return	17.51%	12.49%
Class B	Growth of $10,000	$12,075	$12,941
	Average annual total return	20.75%	13.79%
Class C	Growth of $10,000	$12,377	$13,250
	Average annual total return	23.77%	15.14%
Russell 1000 Value Index+	Growth of $10,000	$12,558	$14,141
	Average annual total return	25.58%	18.92%
S&P 500 Index++	Growth of $10,000	$12,279	$13,340
	Average annual total return	22.79%	15.50%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Concentrated Value Fund — Institutional Class [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 5/31/07
DWS Dreman Concentrated Value Fund as of 5/31/07		1 Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,251,600	$1,351,300
	Average annual total return	25.16%	16.28%
Russell 1000 Value Index+	Growth of $1,000,000	$1,255,800	$1,414,100
	Average annual total return	25.58%	18.92%
S&P 500 Index++	Growth of $1,000,000	$1,227,900	$1,334,000
	Average annual total return	22.79%	15.50%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/07	$ 13.02	$ 13.02	$ 13.01	$ 13.05
11/30/06	$ 11.94	$ 11.95	$ 11.94	$ 11.96
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ .10	$ .05	$ .06	$ .11
Capital Gain Distributions	$ .08	$ .08	$ .08	$ .08
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	144	of	502	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,106.40	$ 1,101.60	$ 1,102.10	$ 1,108.50
Expenses Paid per $1,000*	$ 6.72	$ 10.64	$ 10.38	$ 4.84
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,018.55	$ 1,014.81	$ 1,015.06	$ 1,020.34
Expenses Paid per $1,000*	$ 6.44	$ 10.20	$ 9.95	$ 4.63
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Dreman Concentrated Value Fund	1.28%	2.03%	1.98%	.92%
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers F. James Hutchinson and E. Clifton Hoover, Jr. discuss the market environment and performance of DWS Dreman Concentrated Value Fund for the six months ended May 31, 2007.

Q: How would you describe the market environment over the last six months?

A: Except for a period of weakness in late February and early March, equity markets were quite strong over the last six months. In fact, by the end of May, most indices were near their all-time highs. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 10.47% for the period.1

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Nearly all market sectors were strong over this period; returns of growth and value stocks and equities in various capitalization ranges were fairly close to one another. The Standard & Poor's® 500 (S&P 500®) Index returned 10.29%, and the Russell 1000® Index returned 10.67%; both of these indices measure performance of large-cap stocks.2 After a long period during which small-cap stocks generally outperformed large-cap, the Russell 2000® Index returned 8.40%, more than 2 percentage points lower than the large-cap Russell 1000 Index.3 Mid-cap stocks were stronger than either small-cap or large cap: The Russell Midcap™ Index returned 12.43% for the period.4

2 The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not included fees or expenses. It is not possible to invest directly into an index.
3 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
4 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the index had an approximate market capitalization of $14.9 billion.

The market's strength was quite broad, encompassing both growth and value stocks: The Russell 1000® Value Index had a return of 11.21%, while the Russell 1000® Growth Index returned 10.14%.5 All 10 industry sectors within the S&P 500 had positive returns. The strongest sector was telecommunications, with a return above 20%, followed by materials and utilities, both of which had returns above 15%. The weakest sectors were consumer discretionary, information technology and financials, all of which posted returns between 7% and 8%.

5 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not included fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform over this period?

A: For the six months ended May 31, 2007, DWS Dreman Concentrated Value Fund posted a return of 10.64% (Class A shares), producing a return between those of its two benchmarks, the S&P 500, which returned 10.29%, and the Russell 1000 Value Index, which returned 11.21%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) The fund underperformed the average return of its Lipper peer group, the Large Cap Value Funds, which had an average return of 11.33%. While this fund invests only in large-cap stocks, many funds in the Lipper peer group invest also in mid-cap stocks, and benefited from strength in those stocks.6

6 The Lipper Large Cap Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market. Category returns assume reinvestment of all dividends. It is not possible to invest directly in an index or category.

Q: How is the fund managed?

A: This fund seeks to achieve long-term growth of capital by investing in the stocks of large companies with good prospects for growth over time that we consider undervalued, but have favorable prospects for appreciation. We are especially interested in companies that are financially sound but have fallen out of favor with the investing public. This fund is concentrated, as its name indicates, with the portfolio normally comprising just 20 to 25 stocks that represent our very best investment ideas.

We begin the selection process by identifying stocks with price-to-earnings ratios below the average for the S&P 500 Index. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We also analyze other key measures of financial strength such as liquidity ratios, debt management and return on equity. We assemble a portfolio of the most attractive stocks, drawing on our outlook for the economy as a whole as well as for various industries and sectors.

As of May 31, 2007, the portfolio included 22 stocks in seven industry groups — energy (29%), financials (27%), health care (21%), consumer staples (11%), industrials (6%), utilities (3%) and consumer discretionary (3%) — and a small cash position. In each of three industry groups, consumer staples, consumer discretionary and utilities, our positions consist of just one stock. The fund's largest holding is Altria Group, Inc., followed by ConocoPhillips and Pfizer, Inc. We also had a position in the Russell 1000 Value Index Fund; such a holding provides a means of remaining close to fully invested at times when cash builds up because of new investments in the fund or dividends received. Also, since this fund takes fairly large positions in each stock held, it sometimes takes time to build up our holding to the desired level.

Q: What were the major determinants of the fund's performance?

A: The fund's overweight in energy, where our weight is approximately double that of the Russell 1000 Value Index, was a significant positive.7 We have maintained an overweight position in energy stocks for some time, and we continue to see value in many of these stocks because we believe worldwide demand for energy is growing faster than supply. Our largest energy holding, ConocoPhillips, a leading international integrated energy company, was a bit weak in the first quarter of 2007, but moved up sharply in the second quarter following a strong earnings report. Other energy holdings that contributed to performance were natural gas producers Apache Corp. and Anadarko Petroleum Corp.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Since its inception two years ago, the fund has had a significant concentration in tobacco stocks. We regard these as high-quality, financially strong companies with well-known brands that trade at a discount because of investors' concerns about the potential effects on earnings of liability-related legal issues. We have sold some tobacco stocks after they moved up, but Altria Group, Inc., with Philip Morris, Marlboro and other strong brands, remains the fund's largest holding. As previously announced, Altria spun off the remainder of its Kraft Food, Inc. business to shareholders in March, and we sold this stock as it moved up upon being added to index funds. We continue to see value in Altria, which we believe could make other strategic business changes that would deliver value to shareholders.

Our sole position in utilities is TXU Corp., which rose sharply soon after we bought the stock because of a buyout offer from a private equity firm, making a positive contribution to the fund's performance.

The major detractor from the fund's performance relative to the Russell 1000 Value Index was not owning some of the best-performing stocks in this benchmark, many of which were in very cyclical industry groups such as materials and industrials. At this late stage of an economic expansion, we do not see much value in these stocks, which are highly sensitive to broad economic trends.

Performance was hurt also by positioning in the consumer discretionary sector, where the fund's holding, Home Depot, Inc., has not performed well lately, apparently because of concerns that consumers will stop spending money to remodel their homes. We see significant value in Home Depot, not only because of its strong brand equity and growth potential of the stores, but also because the company owns most of the real estate on which the retail stores operate.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We believe DWS Dreman Concentrated Value Fund provides investors an opportunity to own a core group of stocks that we believe represent very good value. With just about 20 names in the portfolio at any time, each position has a significant effect on the fund's performance. Since these stocks represent our best investment ideas, we hope that effect will be positive, but this fund has the potential for greater volatility than some other highly diversified funds.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We urge investors to take a long-term view, and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/07	11/30/06

Common Stocks	95%	98%
Exchange Traded Fund	3%	—
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/07	11/30/06

Energy	29%	28%
Financials	27%	29%
Health Care	21%	21%
Consumer Staples	11%	19%
Industrials	6%	—
Utilities	3%	—
Consumer Discretionary	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2007 (58.3% of Net Assets)
1. Altria Group, Inc. Parent company operating in the tobacco and food industries	10.4%
2. ConocoPhillips Producer of petroleum and other natural gases	7.4%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	6.6%
4. Anadarko Petroleum Corp. Explorer and producer of crude oil and natural gas	5.5%
5. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	5.5%
6. Wyeth Manufacturer of pharmaceutical and health care products	5.2%
7. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	5.2%
8. UnitedHealth Group, Inc. Operator of organized health systems	4.7%
9. Washington Mutual, Inc. Provider of diversified financial services	4.4%
10. Bank of America Corp. Provider of commercial banking services	3.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 94.3%
Consumer Discretionary 2.6%
Specialty Retail
Home Depot, Inc.	52,600	2,044,562
Consumer Staples 10.4%
Tobacco
Altria Group, Inc.	117,800	8,375,580
Energy 27.5%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	88,500	4,394,025
Apache Corp.	32,100	2,592,075
Chevron Corp.	51,200	4,172,288
ConocoPhillips	77,200	5,977,596
Devon Energy Corp.	31,900	2,449,282
Occidental Petroleum Corp.	46,300	2,545,111
		22,130,377
Financials 25.3%
Commercial Banks 3.4%
Wachovia Corp.	50,000	2,709,500
Diversified Financial Services 3.4%
Bank of America Corp.	53,900	2,733,269
Insurance 5.7%
Chubb Corp.	41,500	2,277,105
Hartford Financial Services Group, Inc.	22,500	2,321,325
		4,598,430
Thrifts & Mortgage Finance 12.8%
Fannie Mae	37,100	2,371,432
Freddie Mac	65,700	4,388,103
Washington Mutual, Inc.	80,600	3,523,832
		10,283,367
Health Care 19.7%
Health Care Providers & Services 7.9%
Aetna, Inc.	49,500	2,620,035
UnitedHealth Group, Inc.	68,700	3,762,699
		6,382,734
Pharmaceuticals 11.8%
Pfizer, Inc.	193,200	5,311,068
Wyeth	72,300	4,181,832
		9,492,900
Industrials 5.6%
Aerospace & Defense 2.8%
Northrop Grumman Corp.	29,300	2,215,373
Industrial Conglomerates 2.8%
General Electric Co.	60,500	2,273,590
Utilities 3.2%
Independent Power Producers & Energy Traders
TXU Corp.	38,200	2,576,590
Total Common Stocks (Cost $64,728,552)		75,816,272

Exchange Traded Fund 3.6%
iShares Russell 1000 Value Index Fund (Cost $2,695,827)	31,900	2,848,032

Cash Equivalents 1.7%
Cash Management QP Trust, 5.32% (a) (Cost $1,397,798)	1,397,798	1,397,798
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $68,822,177)+	99.6	80,062,102
Other Assets and Liabilities, Net	0.4	355,328
Net Assets	100.0	80,417,430
+ The cost for federal income tax purposes was $69,328,778. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $10,733,324. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,733,324.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $67,424,379)	$ 78,664,304
Investment in Cash Management QP Trust (cost $1,397,798)	1,397,798
Total investments in securities, at value (cost $68,822,177)	80,062,102
Cash	10,000
Dividends receivable	232,971
Interest receivable	5,153
Receivable for Fund shares sold	232,098
Other assets	45,776
Total assets	80,588,100
Liabilities
Payable for Fund shares redeemed	42,028
Accrued management fee	19,673
Other accrued expenses and payables	108,969
Total liabilities	170,670
Net assets, at value	$ 80,417,430
Net Assets
Net assets consist of: Undistributed net investment income	223,845
Net unrealized appreciation (depreciation) on investments	11,239,925
Accumulated net realized gain (loss)	2,776,163
Paid-in capital	66,177,497
Net assets, at value	$ 80,417,430

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($54,352,785 ÷ 4,175,381 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 13.02
Maximum offering price per share (100 ÷ 94.25 of $13.02)	$ 13.81

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,562,261 ÷ 196,793 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 13.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,134,391 ÷ 1,316,514 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 13.01
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,367,993 ÷ 488,109 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 13.05
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 994,412
Interest — Cash Management QP Trust	26,106
Total Income	1,020,518
Expenses: Management fee	285,363
Distribution service fees	140,462
Services to shareholders	61,601
Custodian and accounting fees	45,551
Auditing	22,162
Legal	5,549
Directors' fees and expenses	7,577
Reports to shareholders	33,096
Registration fees	24,778
Other	4,848
Total expenses before expense reductions	630,987
Expense reductions	(126,286)
Total expenses after expense reductions	504,701
Net investment income (loss)	515,817
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	3,288,815
Net increase from payment by affiliates and net losses realized on the disposal of investments in violation of restrictions	—
Net unrealized appreciation (depreciation) during the period on investments	3,599,095
Net gain (loss) on investment transactions	6,887,910
Net increase (decrease) in net assets resulting from operations	$ 7,403,727

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	For the Year Ended November 30, 2006
Operations: Net investment income (loss)	$ 515,817	$ 738,086
Net realized gain (loss) on investment transactions	3,288,815	(29,243)
Net unrealized appreciation (depreciation) during the period on investment transactions	3,599,095	8,004,729
Net increase (decrease) in net assets resulting from operations	7,403,727	8,713,572
Distributions to shareholders from: Net investment income: Class A	(383,313)	(490,750)
Class B	(10,085)	(11,341)
Class C	(68,101)	(69,575)
Institutional Class	(53,601)	(81,127)
Net realized gains: Class A	(303,249)	—
Class B	(14,359)	—
Class C	(89,119)	—
Institutional Class	(37,001)	—
Fund share transactions: Proceeds from shares sold	15,509,832	43,793,971
Reinvestment of distributions	823,093	544,512
Cost of shares redeemed	(8,608,491)	(18,711,744)
Redemption fees	847	313
Net increase (decrease) in net assets from Fund share transactions	7,725,281	25,627,052
Increase (decrease) in net assets	14,170,180	33,687,831
Net assets at beginning of period	66,247,250	32,559,419
Net assets at end of period (including undistributed net investment income of $223,845 and $223,128, respectively)	$ 80,417,430	$ 66,247,250

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.18	.06
Net realized and unrealized gain (loss) on investment transactions	1.17	1.87	.00***
Total from investment operations	1.26	2.05	.06
Less distributions from: Net investment income	(.10)	(.17)	—
Net realized gains on investment transactions	(.08)	—	—
Total distributions	(.18)	(.17)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.02	$ 11.94	$ 10.06
Total Return (%)[d,e]	10.64**	20.56	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	45	22
Ratio of expenses before expense reductions (%)	1.62*	1.77	2.81*
Ratio of expenses after expense reductions (%)	1.28*	1.19[f]	1.66*
Ratio of net investment income (loss) (%)	1.58*	1.58	1.18*
Portfolio turnover rate (%)	67*	38	5
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.31%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.95	$ 10.03	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.05	.10	.02
Net realized and unrealized gain (loss) on investment transactions	1.15	1.88	.01[f]
Total from investment operations	1.20	1.98	.03
Less distributions from: Net investment income	(.05)	(.06)	—
Net realized gains on investment transactions	(.08)	—	—
Total distributions	(.13)	(.06)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.02	$ 11.95	$ 10.03
Total Return (%)[d,e]	10.16**	19.84	.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2
Ratio of expenses before expense reductions (%)	2.40*	2.60	3.58*
Ratio of expenses after expense reductions (%)	2.03*	1.94[g]	2.41*
Ratio of net investment income (loss) (%)	.83*	.83	.43*
Portfolio turnover rate (%)	67*	38	5
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
[g] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 2.06%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 10.03	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.05	.11	.02
Net realized and unrealized gain (loss) on investment transactions	1.16	1.87	.01[f]
Total from investment operations	1.21	1.98	.03
Less distributions from: Net investment income	(.06)	(.07)	—
Net realized gains on investment transactions	(.08)	—	—
Total distributions	(.14)	(.07)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.01	$ 11.94	$ 10.03
Total Return (%)[d,e]	10.21**	19.87	.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	13	7
Ratio of expenses before expense reductions (%)	2.35*	2.54	3.54*
Ratio of expenses after expense reductions (%)	1.98*	1.84[g]	2.31*
Ratio of net investment income (loss) (%)	.88*	.93	.53*
Portfolio turnover rate (%)	67*	38	5
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
[g] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.96%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.96	$ 10.08	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.11	.21	.07
Net realized and unrealized gain (loss) on investment transactions	1.17	1.87	.01[e]
Total from investment operations	1.28	2.08	.08
Less distributions from: Net investment income	(.11)	(.20)	—
Net realized gains on investment transactions	(.08)	—	—
Total distributions	(.19)	(.20)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.05	$ 11.96	$ 10.08
Total Return (%)[d]	10.85**	20.94	.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	1
Ratio of expenses before expense reductions (%)	1.30*	1.50	2.52*
Ratio of expenses after expense reductions (%)	.92*	.93[f]	1.41*
Ratio of net investment income (loss) (%)	1.94*	1.84	1.43*
Portfolio turnover rate (%)	67*	38	5
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.05%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Concentrated Value Fund (the ``Fund'') is a non-diversified series of DWS Value Series, Inc. (the ``Corporation''), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment loss and net realized loss on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $30,117,982 and $23,632,745, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the advisor provides certain administrative services in accordance with the Investment Management Agreement. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services. The Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.80%
Next $750 million of such net assets	.78%
Next $1.5 billion of such net assets	.76%
Over $ 2.5 billion of such assets	.74%

For the period December 1, 2006 through February 28, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expense of each class as follows:

Class A	1.25%
Class B	2.00%
Class C	1.90%
Institutional Class	.91%

Effective March 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expense of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Institutional Class	.91%

Accordingly for the six months ended May 31, 2007, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $113,773 and the amount imposed aggregated $171,590, which was equivalent to an annualized effective rate of 0.48% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2007
Class A	$ 25,374	$ 6,128	$ 914
Class B	1,975	573	296
Class C	9,548	3,744	3,911
Institutional Class	1,970	1,970	832
	$ 38,867	$ 12,415	$ 5,953

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $42,020, of which $7,608 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 8,598	$ 1,600
Class C	54,513	10,554
	$ 63,111	$ 12,154

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annualized Effective Rate
Class A	$ 57,579	$ 11,666.24%
Class B	2,743	496.24%
Class C	17,029	3,111.23%
	$ 77,351	$ 15,273

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2007 aggregated $11,973.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2007, the CDSC for the Class B and C shares aggregated $655 and $738, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2007, DWS-SDI received $38 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders," aggregated $17,616, of which $12,480 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2007, the custodian fee was reduced by $98 for custodian credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	942,527	$ 11,417,015	2,806,693	$ 30,773,705
Class B	26,128	316,466	91,705	1,010,354
Class C	288,993	3,529,844	578,728	6,373,626
Institutional Class	20,058	246,507	517,925	5,636,286
		$ 15,509,832		$ 43,793,971
Shares issued to shareholders in reinvestment of distributions
Class A	48,801	$ 589,785	37,660	$ 404,491
Class B	1,550	18,773	836	9,040
Class C	11,152	135,015	5,522	59,627
Institutional Class	6,572	79,520	6,604	71,354
		$ 823,093		$ 544,512
Shares redeemed
Class A	(576,545)	$ (6,938,681)	(1,303,233)	$ (13,893,406)
Class B	(8,735)	(104,965)	(97,075)	(1,078,819)
Class C	(104,248)	(1,249,458)	(172,239)	(1,901,468)
Institutional Class	(26,267)	(315,387)	(165,615)	(1,838,051)
		$ (8,608,491)		$ (18,711,744)
Redemption fees		$ 847		$ 313
Net increase (decrease)
Class A	414,783	$ 5,068,922	1,541,120	$ 17,284,992
Class B	18,943	230,274	(4,534)	(59,425)
Class C	195,897	2,415,445	412,011	4,531,785
Institutional Class	363	10,640	358,914	3,869,700
		$ 7,725,281		$ 25,627,052

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Payment Made by Affilitates

During the six months ended May 31, 2007, the Advisor fully reimbursed the Fund $44, for a loss incurred in violation of the Fund's investment restrictions. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	LOPEX	LOPBX	LOPCX	LOPIX
CUSIP Number	23338F-689	23338F-671	23338F-663	23338F-655
Fund Number	444	644	744	1444

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Concentrated Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Concentrated Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007